Subsequent Events	6 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Subsequent events

Note 12 — Subsequent events

The Company has evaluated subsequent events through September 22, 2025, the date the financial statements were issued and filed with the U.S. Securities and Exchange Commission. Based on the Company’s evaluation, no other event has occurred requiring adjustment or disclosure in the notes to the consolidated financial statements, except the following:

On May 5, 2025, the Company closed its initial public offering of 1,500,000 ordinary shares at a public offering price of $4.00 per share for a total of $6,000,000 in gross proceeds. The Company raised total net proceeds of $4,980,000 after deducting underwriting discounts and commissions and offering expenses. In addition, the Company granted to its underwriters an option for a period of 45 days after the closing of the initial public offering to purchase up to an additional 225,000 ordinary shares at the public offering price, less underwriting discounts.

The ordinary shares were previously approved for listing on The Nasdaq Capital Market and commenced trading under the ticker symbol “SDM” on May 2, 2025.

On May 7, 2025, the Company closed the sale of an additional 225,000 ordinary shares, par value $0.001 per share, pursuant to the full exercise of the over-allotment option granted to the underwriters in connection with the Company’s initial public offering, at the public offering price of $4.00 per share. As a result, the Company raised additional gross proceeds of $900,000, before deducting underwriting discounts and offering expenses.

On June 16, 2025, the Board of Directors of the Company approved the 2025 Equity Incentive Plan. The Plan reserves 5,000,000 ordinary shares for issuance pursuant to awards such as stock options, restricted shares, restricted share units, and other equity-based awards. The Plan is intended to support the Company’s long-term growth by attracting and retaining key personnel.